Morgan Stanley 21st Century Trend Fund
                     Item 77(o) 10f-3 Transactions
                   July 1, 2002 - December 31, 2002


Security   Date     Price    Shares  %of     Total        Purcha  Broker
           of       Of       Purcha  Assets  Issued       sed
           Purcha   Shares   sed                          By
           se                                             Fund

Chicago    12/05/   $35.00   1,900   0.153%  $166,287,45  0.040%  UBS
Mercantile 02                                0                    Warburg;
Exchange                                                          Salomon
                                                                  Smith
                                                                  Barney; JP
                                                                  Morgan
                                                                  Secs;
                                                                  William
                                                                  Blair &
                                                                  Co;
                                                                  Cazenove
                                                                  Inc;
                                                                  Chatsworth
                                                                  ; CMG
                                                                  Institutio
                                                                  nal
                                                                  Trading;
                                                                  E*Trade
                                                                  Secs;
                                                                  Melvin
                                                                  Secs; The
                                                                  Williams
                                                                  Capital
                                                                  Grp

Safeco     11/14/   $33.00   17,600  0.668%  $300,300,00  0.193%  Goldman
Corp.      02                                0                    Sachs;
                                                                  Lehman
                                                                  Bros;
                                                                  Credit
                                                                  Suisse
                                                                  First
                                                                  Boston

WellChoice 11/07/   $25.00   3,600   0.210%  $417,369,57  0.022%  Credit
Inc.       02                                5                    Suisse
                                                                  First
                                                                  Boston;
                                                                  UBS
                                                                  Warburg;
                                                                  Bear
                                                                  Stearns &
                                                                  Co.;
                                                                  Goldman
                                                                  Sachs;
                                                                  JPMorgan;
                                                                  Salomon
                                                                  Smith
                                                                  Barney;
                                                                  Blaylock &
                                                                  Partners;
                                                                  The
                                                                  Williams
                                                                  Capital
                                                                  Grp